EXECUTION COPY

OMNIBUS AMENDMENT NO. 1

This OMNIBUS AMENDMENT NO. 1, dated as of February 14, 2017 (this “Amendment”), is entered into by and among COFINA FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), CHS INC. (“CHS”), a Minnesota corporation, as Servicer (in such capacity, the “Servicer”) and as an Originator, CHS CAPITAL, LLC, as an Originator (together with CHS, the “Originators”), the CONDUIT PURCHASERS, COMMITTED PURCHASERS and PURCHASER AGENTS set forth on the signature pages hereto, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and U.S. BANK NATIONAL ASSOCIATION, as custodian (the “Custodian”), and is (i) the first amendment to the RFA (as defined below) and (ii) the first amendment to the Custodian Agreement (as defined below).
RECITALS
A.WHEREAS, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent have entered into that certain Receivables Financing Agreement, dated as of July 22, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “RFA”);
B.    WHEREAS, pursuant to and in accordance with Section 13.1 of the RFA, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent desire to amend the RFA in certain respects as provided herein;
C.    WHEREAS, the Seller, the Administrative Agent and the Custodian have entered into that certain Custodian Agreement, dated as of July 22, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Custodian Agreement”);
D.    WHEREAS, pursuant to and in accordance with Section 26 of the Custodian Agreement, the Seller, the Administrative Agent and the Custodian desire to amend the Custodian Agreement in certain respects as provided herein;
E.    WHEREAS, the Originators and the Seller have entered into that certain Sale and Contribution Agreement, dated as of July 22, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement” and, together with the RFA and the Custodian Agreement, the “Agreements”); and
F.    WHEREAS, pursuant to and in accordance with Section 8.1 of the Sale Agreement, the Originators, the Seller, the Administrative Agent and the Purchasers desire to amend the Sale Agreement in certain respects as provided herein.
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.    Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Appendix A to the RFA. The rules of interpretation set forth in Appendix A to the RFA are hereby incorporated as if fully set forth herein.
SECTION 2.    Amendments to the RFA. The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent hereby agree that the RFA is amended as follows:
(a)    Clause (hh) of Section 6.1 of the RFA is hereby amended and restated in its entirety to read as follows:
“(hh)    Not later than the fortieth (40th) day following the Closing Date or the fifth (5th) Business Day following the applicable date the Seller acquires an interest in any Pool Loans pursuant to the Sale Agreement, the Seller shall deliver or cause to be delivered directly to the Custodian for the benefit of the Affected Parties the Custodian File relating to such Pool Loans, and, notwithstanding the foregoing, on or prior to the later of (x) the Obligor Note Delivery Date and (y) the fifth (5th) Business Day following the applicable date the Seller acquires an interest in such Pool Loans pursuant to the Sale Agreement, shall cause all Obligor Notes (other than any Obligor Note that has been signed electronically) related to such Pool Loans to be (i) duly indorsed in blank with note transfer powers in the form set forth in the Custodian Agreement and (ii) delivered to the Custodian. Not later than the fifth (5th) Business Day following any amendment or modification to any Loan Document, the Seller shall deliver or cause to be delivered such Loan Document to the Custodian.”.
(b)    Clause (y) of Section 6.2 of the RFA is hereby amended and restated in its entirety to read as follows:
“(y)    Not later than the fortieth (40th) day following the Closing Date or the fifth (5th) Business Day following the applicable date the Seller acquires an interest in any Pool Loans pursuant to the Sale Agreement, the Servicer shall deliver or cause to be delivered directly to the Custodian for the benefit of the Affected Parties the Custodian File relating to such Pool Loans, and, notwithstanding the foregoing, on or prior to the later of (x) the Obligor Note Delivery Date and (y) the fifth (5th) Business Day following the applicable date the Seller acquires an interest in such Pool Loans pursuant to the Sale Agreement, shall cause all Obligor Notes (other than any Obligor Note that has been signed electronically) relating to such Pool Loans to be (i) duly indorsed in blank with note transfer powers in the form set forth in the Custodian Agreement and (ii) delivered to the Custodian. Not later than the fifth (5th) Business Day following any amendment or modification to any Loan Document, the Servicer shall deliver or cause to be delivered such Loan Document to the Custodian”.
(c)    Clause (e)(i) of Section 7.1 of the RFA is hereby amended by replacing the text “modify the payment terms” where it appears therein with the text “modify the principal payment terms” in its place.

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(d)    Clause (d)(i) of Section 7.2 of the RFA is hereby amended by replacing the text “modify, the payment terms” where it appears therein with the text “modify, the principal payment terms” in its place.
(e)    The following definition is hereby added to Appendix A to the RFA in the appropriate alphabetical sequence:
“Obligor Note Delivery Date” means July 20, 2017.”.
(f)    Clause (iii) of the definition of “Account Debtor Concentration Overage Amount” in Appendix A to the RFA is hereby amended and restated in its entirety to read as follows:
“(iii)    the aggregate Unpaid Balance of all Eligible Receivables the Account Debtors of which are principally located in each of the following states (individually) cannot exceed 30% (in the case of the largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans), 25% (in the case of the second (2nd) largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans), and 15% (in the case of the third (3rd) largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans);”.
(g)    Clause (ii) of the definition of “Concentration Overage Amount (Loans)” in Appendix A to the RFA is hereby amended and restated in its entirety to read as follows:
“(ii)    the aggregate Unpaid Balance of all Eligible Loans the Obligors of which are principally located in each of the following states (individually) cannot exceed 30% (in the case of the largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans), 25% (in the case of the second (2nd) largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans), and 15% (in the case of the third (3rd) largest state in terms of the aggregate Unpaid Balance of all Eligible Receivables and Eligible Loans);”.
(h)    Clause (ee) of the definition of “Eligible Loan” in Appendix A to the RFA is hereby amended and restated in its entirety to read as follows:
“(ee)    the Custodian File with respect to such Loan shall have been delivered to the Custodian within five (5) Business Days following acquisition of such Loan by the Seller; provided that, prior to the Obligor Note Delivery Date, such Custodian File may exclude the related Obligor Note (excluding any Obligor Note that is delivered electronically) until the Obligor Note Delivery Date has occurred, at which time such Obligor Note shall be or shall have been delivered to the Custodian;”.
(i)    Clause (pp) of the definition of “Eligible Loan” in Appendix A to the RFA is hereby amended and restated in its entirety to read as follows:
“(pp)    with respect to which the Loan Documents are complete and in accordance with the Credit and Collection Policy; provided that, prior to the Obligor Note Delivery

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Date, such Loan Documents may exclude the related Obligor Note (excluding any Obligor Note that is delivered electronically) until the Obligor Note Delivery Date has occurred, at which time such Obligor Note shall be or shall have been delivered to the Custodian;”.
(j)    Exhibit C to the RFA is hereby amended and restated in its entirety in the form of Annex 1 attached hereto.
SECTION 3.    Amendments to the Custodian Agreement. The Seller, the Administrative Agent and the Custodian hereby agree that the Custodian Agreement is amended as follows:
(a)    The second paragraph of Section 2 of the Custodian Agreement is hereby amended and restated in its entirety to read as follows:
“Not later than 40 days following the initial Closing Date or five (5) Business Days following the applicable date the Seller acquires an interest in any Loans pursuant to the Sale Agreement, the Seller shall deliver or cause to be delivered and released to the Custodian the Custodian Files pertaining to each of the Loans identified in the Loan Schedule annexed hereto or as updated pursuant to this Section 2, including but not limited to: (i) a schedule of each item or document in the Custodian Files, (ii) the original executed Obligor Note, duly indorsed in blank with note transfer powers in the form attached hereto as Exhibit 5, (iii) originals or copies (including, without limitation, electronic copies) of each Loan Document executed in connection therewith or related thereto, and (iv) acknowledgment copies of applicable UCC filings against the related Obligor with respect to such Loan; provided that, notwithstanding the foregoing, prior to the Obligor Note Delivery Date, such Custodian Files and Loan Documents may exclude the related Obligor Note and the Seller shall not be required to deliver such Obligor Note (excluding any Obligor Note that is delivered electronically) until, in each case, the Obligor Note Delivery Date has occurred, at which time such Obligor Note shall be or shall have been delivered to the Custodian. Any electronic copies delivered to the Custodian hereunder shall be held by the Custodian in electronic form.”.
(b)    Section 3 of the Custodian Agreement is hereby amended and restated in its entirety to read as follows:
“Not later than 45 days following the initial Closing Date or eight (8) Business Days following the applicable date the Seller acquires an interest in any Loans pursuant to the Sale Agreement (provided, however, if more than 100 Custodian Files are delivered to the Custodian in connection with any single such date, the Custodian shall deliver the Initial Trust Receipt to the Seller, the Servicer and the Administrative Agent within a number of Business Days as mutually agreed upon by the parties), the Custodian shall deliver to the Seller, the Servicer and the Administrative Agent an Initial Trust Receipt and Certificate, wherein the Custodian shall state that a File is in its possession with respect to each Loan listed in the related Loan Schedule (other than any Loan specifically identified on the exception report attached to such certificate) and that (i) the related Obligor Note is in its possession and is an original; and (ii) each such Obligor Note has been indorsed as provided in Section 2 of this Agreement. The Custodian makes no representations as to (x) the validity,

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legality, enforceability, recordability or genuineness of any documents contained in any Files, or (y) the collectability, insurability, effectiveness or suitability of any Loan. The Custodian shall not be required to conduct an independent review of any File other than as specifically outlined in this Agreement. For the avoidance of doubt, the Custodian shall not be required to deliver an Initial Trust Receipt and Certificate relating to those Custodian Files previously held under the Previous Custodian Agreement; provided that the Seller shall have the right to rely on any Previous Initial Trust Receipt delivered pursuant to the Previous Custodian Agreement to the extent such Previous Initial Trust Receipt relates to Loans that shall continue to be held by the Custodian on and after the Closing Date.”.
SECTION 4.    Amendments to the Sale Agreement. The Originators, the Seller, the Administrative Agent and the Purchasers hereby agree that the Sale Agreement is amended as follows:
(a)    Section 2.5 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:
“Deliveries. Each Originator (a) shall deliver to the Custodian within 40 days following the Closing Date or within five (5) Business Days after the applicable Addition Date, as applicable, the Custodian File with respect to each Loan transferred by it to the Company on such date (provided that if any Loan transferred by an Originator to the Company does not contain an Obligor Note, then the applicable Originator may electronically deliver the Custodian File with respect to such Loan) and (b) has recorded and filed and, in the case of Additional Designated Loan Agreements, shall, prior to the applicable Addition Date, record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) naming such Originator as transferor and the Company as purchaser covering the Loans and the Related Assets thereof then existing and thereafter created or acquired meeting the requirements of applicable state law in such manner and in such jurisdictions as are reasonably requested by the Company or necessary to perfect the transfer and assignment of the Loans and Related Assets from such Originator to the Company; provided that, notwithstanding the foregoing, prior to the Obligor Note Delivery Date, such Custodian File and Loan Documents may exclude the related Obligor Note and the applicable Originator shall not be required to deliver such Obligor Note (excluding any Obligor Note that is delivered electronically) until, in each case, the Obligor Note Delivery Date has occurred, at which time such Obligor Note shall be or shall have been delivered to the Custodian. The Company shall provide the Custodian with an updated copy of Annex 3 hereto concurrently with any update thereto hereunder. Each Originator has delivered a file-stamped copy of such financing statements or other evidence of such filings to the Company and has taken, or shall take, at the Company’s expense, all other steps as are necessary under applicable law to perfect such transfers and assignments and has delivered, or shall deliver, confirmation of such steps as are reasonably requested by the Company or the Required Purchasers.”.
(b)    Section 4.1(dd) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

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“(dd)    Not later than the fortieth (40th) day following the Closing Date or the fifth (5th) Business Day following the applicable Sale Date, the Originators shall deliver or cause to be delivered directly to the Custodian for the benefit of the Affected Parties the Custodian File relating to such Pool Assets, and, notwithstanding the foregoing, on or prior to the later of (x) the Obligor Note Delivery Date and (y) the fifth (5th) Business Day following the applicable Sale Date, shall cause all Obligor Notes (other than any Obligor Note that has been signed electronically) related to such Pool Assets to be (i) duly indorsed in blank with note transfer powers in the form set forth in the Custodian Agreement and (ii) delivered to the Custodian. Not later than the fifth (5th) Business Day following any amendment or modification to any Loan Document, the Originators shall deliver or cause to be delivered such Loan Document to the Custodian.”.
SECTION 5.    Consents.
(a)    Pursuant to and in accordance with Section 13.1 of the RFA, the Custodian hereby acknowledges and consents to the amendments to the RFA set forth in Section 2.
(b)    Pursuant to and in accordance with Section 26 of the Custodian Agreement, the Purchasers party hereto hereby acknowledge and consent to the amendments to the Custodian Agreement set forth in Section 3.
SECTION 6.    Reallocation and Assignment. On the date hereof, at the direction of the Administrative Agent, the Purchaser Agents of each Purchaser Group shall make and receive payments to and from the Administrative Agent so that, after giving effect thereto, the Total Investment is held ratably by the Purchasers in accordance with the Ratable Share of such Purchaser’s Purchaser Group, which, for the purposes of this Section 6, will be as set forth opposite such Purchaser’s name on Exhibit C to the RFA (as amended by this Amendment).
SECTION 7.    Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all provisions of the Agreements shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as expressly set forth herein and shall not constitute a novation of the Agreements.
SECTION 8.    Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to the Administrative Agent and the Purchasers as of the date of this Amendment as follows:
(a)    this Amendment has been duly executed and delivered by it;
(b)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

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(c)    no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;
(d)    the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporation action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any Applicable Law; and
(e)    immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Seller or the Servicer, as applicable, that are qualified as to materiality are true and correct, and each not so qualified are true and correct in all material respects (except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period), and (ii) no Event of Default, Unmatured Event of Default, Servicer Termination Event or Unmatured Servicer Termination Event has occurred and is continuing.
SECTION 9.    Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of:
(a)     executed counterparts of this Amendment; and
(b)    a copy of the resolutions or unanimous written consent, as applicable, of the board of directors or board of managers, as the case may be, of each of Seller and Servicer required to authorize the execution, delivery and performance by it of this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person.
SECTION 10.    Miscellaneous.
(a)     This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of an originally executed counterpart.
(b)     Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(c)     THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF,

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EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE POOL ASSETS OR RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(d)     Headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
(e)     Section 13.7 of the RFA is hereby incorporated as if fully set forth herein.
(f)     This Amendment is a Transaction Document and all references to a “Transaction Document” in the Agreements and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Agreements and the other Transaction Documents) shall be deemed to include this Amendment.
(G)     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as Seller

By: /s/ Eric Born____________________
Name: Eric Born
Title: Chief Credit Officer

CHS INC., as Servicer and an Originator

By:/s/ Jamey Grafing__________________
Name: Jamey Grafing
Title: Corporate Treasurer

CHS CAPITAL, LLC, as Servicer and an Originator

By:/s/ Randy Nelson___________________
Name: Randy Nelson
Title: President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent, a Committed Purchaser and Purchaser Agent for the BTMU Purchaser Group
By:/s/ Richard Gregory Hurst______________
Name: Richard Gregory Hurst
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By:/s/ David V. DeAngelis________________
Name: David V. DeAngelis
Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as a Conduit Purchaser
By:/s/ L.F. van der Sman ______________
Name: L.F. van der Sman
Title: Proxy Holder
By:/s/ P.D. Haverkamp-Idema______________
Name: P.D. Haverkamp-Idema
Title: Proxy Holder

COÖPERATIEVE RABOBANK U.A., as a Committed Purchaser
By:/s/ E. van Esveld__________________
Name: E. van Esveld
Title: Managing Director

By:/s/ Jennifer Vervoorn_______________
Name: Jennifer Vervoorn
Title: Associate Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Purchaser Agent for the Rabobank Purchaser Group
By:/s/ Raymond Dizon________________
Name: Raymond Dizon
Title: Executive Director

By:/s/ David Braakenburg______________
Name: David Braakenburg
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:/s/ Samantha Howe________________
Name: Samantha Howe
Title: Vice President

ANNEX 1
Exhibit C
Purchaser Groups

Purchaser Group: BTMU Purchaser Group Conduit Purchaser: Victory Receivables Corporation Committed Purchaser: The Bank of Tokyo-Mitsubishi-UFJ, Ltd. Purchaser Agent: The Bank of Tokyo-Mitsubishi-UFJ, Ltd.	Purchaser Group Commitment: $419,117,647.00
Purchaser Group:
Rabobank Purchaser Group
Conduit Purchaser:
Nieuw Amsterdam Receivables Corporation B.V.
Committed Purchaser:
Coöperatieve Rabobank U.A.
Purchaser Agent:
Coöperatieve Rabobank U.A., New York Branch
Purchaser Group Commitment: $330,882,353.00
Purchasers’ Total Commitment: $750,000,000.00